As filed with the U.S. Securities and Exchange Commission on April 21, 2025
Registration No. 333-100597

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-4834
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 24 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 214 [X]
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
200 Berkeley Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

MICHAEL A. RAMIREZ
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
197 CLARENDON ST.
BOSTON, MA 02116
(Name and complete address of agent for service)

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of this amendment.
It is proposed that this filing will become effective (check appropriate box):
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 28, 2025, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ______ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.
If appropriate check the following box
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

John Hancock Life Insurance Company (U.S.A.) Separate Account A
John Hancock Life Insurance Company (U.S.A.)
(“John Hancock USA”)
Flexible Premium Survivorship Variable Universal Life Insurance Policy
SURVIVORSHIP VUL
Prospectus dated April 28, 2025
You may choose to allocate your policy value to one or more of the options that the policies make available for that purpose. These options include our “variable investment accounts,” where the policy value will vary directly with the positive or negative investment experience of underlying investment “portfolios.” To provide you with that investment experience, amounts that you allocate to a variable investment account are held in a corresponding “subaccount” of John Hancock Life Insurance Company (U.S.A.) Separate Account A (“Separate Account”), and the subaccount invests those amounts exclusively in one of the portfolios.
You may also allocate policy value to a “fixed account” that the policy makes available. This prospectus provides detailed information about all such options to which you can allocate your policy value.
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.

important Information you should consider about the policy
FEES AND EXPENSES
Charges for Early Withdrawals
There are surrender charges assessed upon surrender, withdrawal, policy lapse, or if there is a withdrawal in the first fifteen policy years from the
Policy Date. The maximum surrender charge is 3.12% of Face Amount. For example, if the Face Amount is $100,000, the highest possible surrender charge would be $3,119.
				FEE TABLE Deductions from policy value
Transaction Charges
In addition to surrender charges (if applicable), you may also be charged for the following transactions:

A premium charge will be deducted from each premium paid.

A transfer fee may be deducted upon transfers into or out of a variable investment account after you have made more than 12 such transfers in a year.

Charges for transfers made under the dollar cost averaging (“DCA”) and asset allocation balancer programs.

				FEE TABLE Deductions from premium payments Deductions from policy value
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, you will also be subject to certain ongoing fees and expenses, including a cost of insurance charge, administration charge, mortality and expense risk (“M&E”) charge, policy loan costs, and supplementary benefit rider charges. Some of these fees and expenses are based wholly or in part on the characteristics of the insured persons (e.g., age, sex, and underwriting classification).

You should view the “policy specifications” page of your policy for rates applicable to your policy.

				FEE TABLE Deductions from policy value
	You will also bear expenses associated with the portfolios under the policy, as shown in the following table:			Charges at the portfolio level APPENDIX
	Annual Fee	Minimum	Maximum
	Variable investment accounts (portfolio fees and expenses)	0.44%	1.20%

RISKS
Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS OF INVESTING IN A POLICY
Not a Short- Term Investment
This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is unsuitable as a short-term savings vehicle because of substantial policy-level charges, including the premium charge and the surrender charge, as well as potential adverse tax consequences from such short-term use.
Early Surrender or Withdrawal Risk/Not a Short-Term Investment
Risks Associated with Investment Options
An investment in this policy is subject to the risk of poor
performance and can vary depending on the performance of the account allocation options available under the policy (e.g., portfolios). Each such option (including the fixed account) will have its own unique risks, and you should review these options before making an allocation decision. You can find the prospectuses and other information about the portfolios at
dfinview.com/JohnHancock/TAHD/SVUL.
Investment Risk/Risk of Loss

RISKS
Insurance Company Risks
Your investment in the policy is subject to risks related to John
Hancock USA, including that the obligations (including under the fixed account option), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John
Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative. Our
current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.
Depositor Registrant
Policy Lapse
Unless the No-Lapse Guarantee is in effect, this policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. The “net cash surrender value” is your policy value, less any policy debt, and less any applicable surrender charges.
This can happen as a result of insufficient premium payments, poor performance of the variable or general account options you have chosen, withdrawals, or unpaid loans or loan interest. If a default is not cured within a 61-day grace period, your policy will lapse without value, and no death benefit or other benefits will be payable. You can apply to reinstate a policy that has gone into default, subject to conditions including payment of a specified amount of additional premiums.
Lapse and Reinstatement

RESTRICTIONS
Investments
There are restrictions that may limit the variable investment account options and general account options (including the fixed account)
that you may choose, as well as limitations on the transfer of policy value among those options. These restrictions may include a monthly limit on the number of transfers you may make. We may also impose additional restrictions to discourage market timing and disruptive trading activity.

In particular, your allocation options will be affected if you elect to take a loan or receive benefits under certain supplementary benefit riders.

Among other things, the policy also allows us to eliminate the shares of a portfolio or substitute shares of another new or existing portfolio, subject to applicable legal requirements.
Limitations on transfers to or from a variable investment account Limitations on transfers out of the fixed account Effect of Loans on Cash Value and Death Benefit Portfolios
Optional Benefits
There are restrictions and limitations relating to optional benefits, as well as conditions under which an optional benefit may be modified or terminated by us. For example, certain supplementary benefit riders may be subject to underwriting, and your election of an option may result in restrictions upon some of the policy benefits, including availability of investment options.
Return of Premium Rider More About Certain Optional Benefits

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan. If we pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, with any portion not treated as a return of your premiums includible in your income. Distributions also are subject to tax penalties under some circumstances.
Tax Consequences of Owning a Policy

CONFLICTS OF INTEREST
Investment Professional Compensation
Some investment professionals may receive compensation for selling the policy, including by means of commissions and revenue sharing arrangements. These investment professionals may have a financial incentive to offer or recommend this policy over another investment.
Commissions Paid to Dealers
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.
Commissions Paid to Dealers

Overview of the Policy
Purpose
This is a so-called “survivorship” policy that provides coverage on two insured persons (the “lives insured”). The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured persons. Fees, expenses and tax implications can make variable life insurance unsuitable as a short-term savings vehicle.
Premiums
We call the investments you make in the policy “premiums” or “premium payments.” The Minimum Initial Premium is a dollar amount that is stated in your policy specifications and that must be paid to us in full before your policy will take effect. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the youngest of the lives insured has reach attained age 100, or the date such person would have reach attained age 100, if living, subject to the limitations on maximum premium amount described below.
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments.
From each premium payment you make, we deduct the applicable premium charges identified in the FEE TABLE. We invest the rest (the “net premium”) in the variable investment accounts or any fixed account you’ve elected.
The policy offers a number of variable investment accounts. You can find some important information about each portfolio in the APPENDIX, but for a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, you should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
You can also allocate policy value to the fixed account (where it is credited with rates of interest that we declare from time to time but will never be less than a minimum rate guaranteed in your policy specifications).
If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e., “lapse”). This can happen because you haven’t paid enough premium, because the investment performance of the variable investment accounts you’ve chosen has been poor, or because of a combination of both factors.
Policy Features
Death benefit. When the “life insured” dies, we will pay the “death benefit” minus any policy debt and unpaid fees and charges. The life insured is the last-to-die of the lives insured. There are two ways of calculating the death benefit. You choose which one you want in the application.
• Option 1. The death benefit will equal the greater of (1) the Face Amount of the policy at the date of death, or (2) the minimum death benefit.
• Option 2. The death benefit will equal the greater of (1) the Face Amount plus the policy value of the policy at the date of death, or (2) the minimum death benefit.
Surrender of the policy. You may surrender the policy in full for its “net cash surrender value” at any time while the life insured is alive. The net cash surrender value is equal to the policy value less surrender charges and outstanding monthly deductions due minus the policy debt.
Withdrawals. You may make a withdrawal of part of the policy value. A partial withdrawal may result in a reduction in the Face Amount of the policy and an assessment of a portion of the surrender charges to which the policy is subject.
Policy loans. If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. If there is an outstanding loan when the last surviving insured person dies, the amount of the loan and accrued interest will be deducted from the death benefit and other policy proceeds.

Supplementary benefit riders. When you apply for the policy, you can request any of the below-listed supplementary benefit riders that we make available. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits.
• Term Rider
• Return of Premium Rider
• Optional Extended No-Lapse Guarantee Rider
You can find information about the fees we charge for these riders under “Optional Benefit Charges” in the Fee Table below. We also offer, at no charge, a dollar cost averaging (“DCA”) program and an asset allocation balancer program.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer policy value between investment options.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge(1)	Upon payment of premium	15% of each premium paid
Surrender charge(2)	Upon withdrawal, surrender or policy lapse	$31.19 per $1,000 of Face Amount
Transfer fee	Upon transfer into or out of a variable investment account beyond an annual limit of twelve	$25
Dollar Cost Averaging(3)	Upon transfer	$5
Asset Allocation Rebalancer(3)	Upon transfer	$15
(1) This charge is 15% of each premium paid for the first 10 policy years.
(2) A surrender charge is applicable, for any policy, for the first fifteen policy years.
(3) The current charge is $0.00.
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.
PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges:
Cost of Insurance(1)	Monthly
Minimum charge		$0.00 per 1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for representative insured persons		$0.03 per $1,000 of NAR (Male) $0.02 per $1,000 of NAR (Female)
Administration charge(2)	Monthly	$0.18 per $1,000 of current Face Amount
Mortality and Expense Risk Charge(3)	Monthly	0.10% monthly in policy years 1-15
Loan Interest Rate (Net)(4)	Annually	1.25%
Optional Benefit Charges:
Term Rider(5)	Monthly
Minimum charge		$0.00 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for representative insured persons		$0.03 per $1,000 of NAR (Male) $0.02 per $1,000 of NAR (Female)
Return of Premium Rider(6)	Monthly
Minimum charge		$0.00 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for representative insured persons		$0.03 per $1,000 of NAR (Male) $0.02 per $1,000 of NAR (Female)
Optional Extended No-Lapse Guarantee Rider(7)	Monthly
Minimum charge		$0.01 per $1,000 of Base Face Amount
Maximum charge		$0.08 per $1,000 of Base Face Amount

PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Charge for representative insured persons		$0.03 per $1,000 of the Base Face Amount.
(1) The “cost of insurance” charge is determined by multiplying the applicable cost of insurance rate times the net amount of at risk (the “NAR”) at the beginning of each policy month. The cost of insurance varies based on individual characteristics. The representative insured persons rate shown is the rate for a 55 year old male and a 50 year old female, both preferred nonsmokers. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(2) The administration charge is $0.18 per $1,000 of current Face Amount, per policy month, will be deducted in the first policy year.
(3) The M&E charge is 0.10% monthly, in policy years 1-15 (1.20% annually); thereafter, the charge is 0.03% monthly (0.3% annually). The charge is 0.0% on a current basis.
(4) The loan interest rate (net) is equal to the rate of interest charged on the policy loan less the interest credited to the loan account and is guaranteed not to exceed 1.25%.
(5) The cost of insurance charge varies based on individual characteristics. The representative insured persons rate shown is the rate for a 55 year old male and a 50 year old female, both preferred nonsmokers. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(6) The cost of insurance charge varies based on individual characteristics. The representative insured persons rate shown is the rate for a 55 year old male and a 50 year old female, both preferred nonsmokers. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(7) The representative insured persons rate shown is the rate for a 55 year old male and a 50 year old female, both preferred nonsmokers, protection to age 100. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
The next item shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. A complete list of the portfolios available under the policy, including their annual expenses, may be found at the back of this document.
Annual Portfolio Expenses	Minimum	Maximum
Range of expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.44%	1.20%

General Description of the Policy
Policy Rights
Owner and beneficiary. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured persons are different, so you should discuss this issue with your tax adviser.
While the life insured is alive, you will have a number of options under the policy. These options include:
• Determine when and how much you allocate to the variable investment accounts and any fixed account
• Borrow or withdraw amounts you have in the variable investment account and any fixed account
• Change the beneficiary who will receive the death benefit
• Change the amount of insurance
• Surrender the policy for the its net cash surrender value
• Choose the form in which we will pay out the death benefit or other proceeds
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay upon the death of the last insured person. Unless an irrevocable designation has been elected, you may change the beneficiary by giving written notice in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the last life insured dies and there is no surviving beneficiary, you, or your estate if you are a life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the last life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.
Allocation of Premiums
All premiums received prior to the Effective Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market variable investment account. The Effective Date is shown in your policy specifications. All net premiums received on or after the Effective Date will be allocated among variable investment accounts or the fixed account as of the business day the premiums were received at the Service Office; unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each policy month thereafter. However, if monthly deductions are due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due. In your application for a policy, you give us your initial instructions as to how you wish your initial and future premium payments to be allocated among the variable investment and fixed accounts. Your instructions must be in percentages that add up to 100%. By written request and at any time, you may change the variable investment accounts or any fixed account in which future premium payments will be invested.
There are restrictions that may limit the variable account investment options and fixed account options that you may choose, as well as limitations on the transfer of policy value among those options.
Transfers of Policy Value
You may transfer your policy value from one variable investment account or any fixed account to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any variable investment account or any fixed account in any policy year is $1,000,000.
We have adopted policies and procedures with respect to frequent transfers of policy value among variable investment accounts.

Limitations on transfers to or from a variable investment account. Our current practice is to restrict transfers into or out of variable investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market variable investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all variable investment accounts is transferred to the Money Market variable investment account. If such a transfer to the Money Market variable investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market variable investment account to any other variable investment account or any fixed account may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the variable investment accounts in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one variable investment account into a second variable investment account, the values can only be transferred out of the second variable investment account if they are transferred into the Money Market variable investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market variable investment account may not be transferred out of the Money Market variable investment account into any other variable investment account or any fixed account for 30 calendar days.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the variable investment accounts in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any variable investment account or portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long- term investors.
We will apply these limitations uniformly to each class of policies.
Frequent transfers among variable investment accounts. Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment accounts on a daily basis and allow transfers among variable investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in any variable investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the variable investment account’s portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. We also impose a fee of $25 for each transfer in excess of twelve in a policy year. No transfer fee will be imposed on any transfer from a variable investment account into any fixed account if the transfer occurs during the following periods:
• within 18 months after the policy’s Issue Date, or
• within 60 days after the later of the effective date of a material change in the investment objectives of any variable investment account or the date you are notified of the change.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Limitations on transfers out of the fixed account. Transfers out of the fixed account option in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer out of the fixed account may not involve a transfer to the Money Market variable investment account. We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future. We may waive the transfer restrictions on the fixed account.
Potential additional limitations. We reserve the right to take other actions to restrict transfers, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain variable investment accounts, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the portfolio. We may also impose additional administrative conditions upon or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right. A portfolio also may require us to impose additional trading restrictions if violations of its policies against frequent or disruptive trading in its shares are discovered.
Dollar cost averaging and asset allocation balancer programs. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one variable investment account into any other variable investment account or a fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. We do not apply any minimum amount requirements for participation in the DCA program. You can participate in both the dollar cost averaging and asset rebalancing programs at the same time. Under the asset allocation balancer program, you will designate an allocation of policy value among variable investment accounts. We will move amounts among the variable investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. This asset allocation balancer program only applies to policy value in the variable investment accounts. The charge for a transfer made under the DCA program will not exceed $5, and the charge for transfers made under the asset allocation balancer program will not exceed $15. Currently, no fee is charged for these programs. We reserve the right to cease to offer these programs as of 90 days after written notice is sent to you.
General Account
The fixed account is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and any other separate accounts which we have established and may establish. Any interest credited to a policy owner from an investment in a fixed account will be paid from the Company’s general account and will be subject to the Company’s financial strength and claims paying ability. Subject to applicable law, John Hancock USA has sole discretion over the investment of the assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. John Hancock USA bears full investment risk for all amounts allocated to the fixed account.
Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Disclosures regarding the general account, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
The fixed account. Policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine and that depends on a number of significant considerations in addition to the actual investment experience we expect for the general account. We currently offer only one fixed account—the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so. Any interest we credit in excess of the guaranteed interest crediting rate will be based on our sole discretion. Additionally, interest credited on a non-guaranteed basis varies over time is rarely the same year-over-year and there may be extended periods of time during which no interest above the guaranteed minimum is declared.

Premiums
Purchase Procedures
Generally, the policy is available with a minimum Face Amount at issue of $250,000. With our prior approval, the policy may be issued on a basis which does not take into account the sex and/or smoking status of the lives insured. A policy will generally be issued only on the lives of insureds from ages 0 through 90. Each insured person must meet certain health and other insurance risk criteria called “underwriting standards.”
The Minimum Initial Premium is set forth in your policy specifications. Factors that determine the minimum initial premium amount generally include the insured persons’ age, sex and risk classification including any additional ratings; the Face Amount of insurance; choice of Death Benefit Option 1 vs. Option 2; and any selected supplementary benefit rider. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy.
If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus. We will also accept premiums by wire or by exchange from another insurance company, or via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).
Premium Amount
In addition to the Minimum Initial Premium, your policy specifications will also show the “Planned Premium” that you chose for the policy. Payment of Planned Premiums is not necessarily required, however. You need only pay enough premium to keep the policy in force.
The amount and frequency of the Planned Premium are determined by you, in consultation with your financial advisor, based upon your financial objectives for the policy. Depending upon the amount and timing of your actual premium payments, investment results, changing objectives and other factors, you may need to change the amount and frequency of your premium payments from the Planned Premium amount in order for the policy to continue to support your financial objectives. You may be required to pay additional premiums beyond the Planned Premium amount in order to keep your policy from lapsing. You should request in-force illustrations periodically in order to help assure that you are keeping on track with your objectives.
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. Also, in order to limit our exposure to unanticipated investment risk, we may refuse to accept additional premium payments. For example, with large premium payments in an environment of decreasing interest rates, we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment accounts, if we are unable to make an orderly investment of the additional premium into the variable investment accounts. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.
We will notify you in writing of our refusal to accept premium and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.
Premium Due Dates
Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described in your policy. We will notify you of the default and will allow a 61-day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two policy months thereafter, plus any applicable premium charge, plus any applicable premium charge. If the last life insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.
No-lapse Guarantee
In those states where it is permitted, as long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, and the policy value is greater than the policy debt, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy’s net cash surrender value to fall to zero or below during such period.
The No-Lapse Guarantee Premium is not a charge assessed against the policy value; it is an amount used in determining whether the cumulative premium test has been satisfied. The No-Lapse Guarantee Premium is set at issue on the basis of the Face Amount and reflects the age, sex and risk classification of the proposed insured persons as well as any additional rating and supplementary benefits. It is subject to change if (i) the Face Amount of the policy is changed, (ii) if there is a death benefit option change, or (iii) if there is any change in the supplementary benefits added to the policy or in the risk classification of any lives insured because of a change in smoking status. The No-Lapse Guarantee doesn’t protect the Term Rider beyond the second policy year.
The No-Lapse Guarantee Period is set at issue and is stated in the policy specifications. While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default whether the cumulative premium test has been met. The cumulative premium test is satisfied if, as of the beginning of the policy month that the policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals and less any policy debt, is at least equal to the sum of the monthly No-Lapse Guarantee Premium due from the Policy Date to the date of the test. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy going into default. This required payment, as described in the notification, will be equal to the lesser of:
(a) the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next two policy months, or
(b) the amount necessary to bring the net cash surrender value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.
If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

Standard Death Benefits
Standard Death Benefits
Effectiveness and Policy Date. After you apply for a policy, we gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what each insured person’s risk classification should be. Your policy will not be issued until the underwriting process has been completed to our satisfaction. With our prior approval, the policy may be issued on a basis which does not take into account the sex and/or smoking status of the lives insured. A policy will generally be issued only on the lives of insureds from ages 0 through 90.
Each policy is issued with a Policy Date, an Effective Date and an Issue Date. The Issue Date is the date from which the suicide and incontestability provisions of the policy are determined. The Effective Date is the date on which the first monthly deductions are taken, and is the date on which the underwriters approve the policy issuance. The Policy Date is the date coverage takes effect under the policy, provided we receive the minimum initial premium at our Service Office, is the date from which charges for the first monthly deduction are calculated, and is the date from which policy years, policy months and policy anniversaries are determined.
If an application accepted by us is not accompanied by a check for the initial premium and no request to backdate the policy has been made:
• the Policy Date and the Effective Date will be the date we receive the check at our Service Office, and
• the Issue Date will be the date the Company issues the policy.
The initial premium must be received within 60 days after the Issue Date, and the policy owner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the policy will be canceled and any partial premiums paid will be returned to the applicant.
Upon request and under limited circumstances, we may backdate a policy by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for one or both of the insured persons or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case.
Temporary insurance coverage. In accordance with our underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $5,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the lives insured meet our usual and customary underwriting standards for the coverage applied for.
Option 1 and Option 2. When the life insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.
• Option 1. The death benefit will equal the greater of (1) the Face Amount of the policy at the date of death, or (2) the minimum death benefit.
• Option 2. The death benefit will equal the greater of (1) the Face Amount plus the policy value of the policy at the date of death, or (2) the minimum death benefit.
Poor investment performance of the portfolios, expenses, and deduction of charges under the policy all will reduce the policy value and net cash surrender value and may also reduce the death benefit. However, favorable investment performance may increase the policy value, net cash surrender value, and death benefit. Therefore, if you experience better investment performance or lower expenses and charges than you assumed, you may be able to reduce your premium payments while maintaining the death benefit and other values under your policy; or if you continue to pay premiums at the same level, the death benefit and other values under your policy may increase. Conversely, if the investment performance falls short of what you assumed, or the expenses or charges are higher, the death benefit and other values under your policy may decrease unless you pay additional premiums.

Minimum death benefit. In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. The Federal tax law test that will be applied to determine whether your policy qualifies for life insurance is the guideline premium test.
The guideline premium test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the minimum death benefit. The minimum death benefit, on any date, is defined as the policy value on that date multiplied by the applicable minimum death benefit percentage for the attained age of the youngest of the lives insured, or the attained age such person would have reached if living. A table showing the applicable percentage for each age will appear in the policy, and the following table shows those percentages for selected ages:
Table of Minimum Death Benefit Percentages Attained Age	Applicable Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%
To determine the applicable percentage in the above table, use the attained age of the youngest of the lives insured, or the attained age such person would have reached if living. For ages not shown, the applicable percentage can be found by adjusting the values proportionately.
To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.
Calculation and payment of the death benefit. If the policy is in force at the time of the death of the last-to-die of the lives insured, we will ordinarily pay any insurance benefit within seven days after we receive the last required form or request and any other documentation that may be required. If the life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we may pay only the net cash surrender value. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the policy, less the policy debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest- bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office for more information.
Changes you may make. Subject to certain limitations and conditions, you may request a change from death benefit Option 2 to Option 1 or a reduction in your policy’s Face Amount. However, you may not request a change from Option 1 to Option 2 or a Face Amount increase.

Additional Information About Standard Death Benefits
Requesting an increase or decrease in Face Amount. Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the policy.
Increases in Face Amount may be made once each policy year after the first policy year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the policy month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if any of the lives insureds’ attained ages at the effective date of the increase would be greater than the maximum issue age for new policies at that time. An increase in Face Amount will usually result in the policy being subject to new surrender charges. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a policy, a policy owner will have a Right to Examine period with respect to any increase resulting in new surrender charges. An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the Face Amount increase. If at the time of the Face Amount increase, there have been prior decreases in Face Amount, these prior decreases will be restored before the Face Amount increase is effected. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.
Decreases in Face Amount may be made once each policy year after the first policy year. Any decrease in Face Amount must be at least $50,000. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the policy month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. A decrease in Face Amount will be subject to surrender charges.
Change of death benefit option. The death benefit option may be changed on the first day of any policy month once each policy year after the first policy year. The change will occur on the first day of the next policy month after a written request for a change is received at our Service Office. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.
A change in the death benefit option will result in a change in the policy’s Face Amount, in order to avoid any change in the amount of the death benefit, as follows:
Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the policy value as of the date of the change. The policy will not be assessed a surrender charge for a reduction in Face Amount solely due to a change in the death benefit option.
Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the policy value as of the date of the change.
In the case of death benefit Option 2 where the death benefit is the Face Amount plus the policy value, changes in the policy value will affect the amount of death benefit. Factors that affect the policy value are the investment performance of the variable investment accounts chosen and the charges deducted. These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.
Tax consequences of coverage changes. A change in the death benefit option or Face Amount may change the policy’s limits under the Federal tax law. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to refuse or limit a change in the death benefit option or Face Amount.
Limitations on payment of death benefit. If any of the lives insured dies by suicide within two years after the Issue Date, the policy will terminate and we will pay only the premiums paid less any partial net cash surrender value withdrawal and less any policy debt. If any of the lives insured dies by suicide within two years after the effective date of an applied for increase in Face Amount, we will credit the amount of any monthly deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the last death is by suicide, the death benefit for that increase will be limited to the monthly deductions taken for the increase. We reserve the right to obtain evidence of the manner and cause of death of the lives insured.

Surrenders and Withdrawals
Surrender and Withdrawal
A policy may be surrendered for its net cash surrender value at any time while a life insured is living. If there have been any prior Face Amount increases, the surrender charge will be the sum of the surrender charge for the initial Face Amount plus the surrender charge for each increase. The net cash surrender value will be determined as of the end of the business day on which we receive the policy and a written request for surrender at its Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.
We will deduct a surrender charge if during the first fifteen years following the Policy Date, or the effective date of a Face Amount increase:
• the policy is surrendered for its net cash surrender value,
• a partial withdrawal is made in excess of the “withdrawal tier amount” (The withdrawal tier amount is equal to 10% of the net cash surrender value as of the last policy anniversary. In determining what, if any, portion of a partial withdrawal is in excess of the withdrawal tier amount, all previous partial withdrawals that have occurred in the current policy year are included.),
• there is a decrease in Face Amount, or
• the policy lapses.
Unless otherwise allowed by us and specified by you, the surrender charge is deducted from the amount to be paid to you upon surrender or lapse of the policy or if a partial withdrawal is made. The surrender charge, together with a portion of the premium charge, is paid to us and is designed to compensate us for some of the expenses we incur in selling and distributing the policies, including agents’ commission, advertising, agent training and the printing of prospectuses and sales literature.
Surrender charges on a partial withdrawal. A partial withdrawal will result in the assessment of a portion of the surrender charges to which the policy is subject. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal which exceeds the withdrawal tier amount to the net cash surrender value of the policy as of the date of the withdrawal. The surrender charges will be deducted from the policy value at the time of the partial withdrawal on a pro-rata basis from each of the variable investment accounts and the fixed account. If the amount in the accounts is not sufficient to pay the surrender charges assessed, then the amount of the withdrawal will be reduced. Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the policy’s remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.
Surrender charges on a decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the policy value. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge. Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.

Loans
Availability of Loans, Limitations and Interest
If your policy is in force, you may borrow against the policy value of the policy. The amount of any loan cannot exceed 90% of the policy’s net cash surrender value. This policy serves as the only security for the loan. Policy loans may have tax consequences.
Interest on the “policy debt” will accrue daily and be payable annually on the policy anniversary. Policy debt, as of any date, equals: (a) the total amount of loans borrowed as of such date; plus (b) the total amount of any unpaid loan interest charges which have been borrowed against the policy on a policy anniversary, plus (c) any interest charges accrued from the last policy anniversary to the current date; and minus (d) the total amount of loan repayments as of such date.
The rate of interest charged will be an effective annual rate of 5.25%. If the interest due on a policy anniversary is not paid the interest will be borrowed against the policy. The policy will go into default at any time the policy debt exceeds the policy value. At least 61 days prior to termination, we will send you a notice of the pending termination. Payment of interest on the policy debt during the 61 day grace period will bring the policy out of default.
When a loan is made, an amount equal to the loan, plus interest to the next policy anniversary, will be deducted from the variable investment accounts or the fixed account and transferred to the loan account. Amounts transferred into the loan account cover the loan principal plus loan interest due to the next policy anniversary. You may designate how the amount to be transferred to the loan account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each variable investment account and the fixed account bears to the net policy value. A transfer from a variable investment account will result in the cancellation of units of the underlying subaccount equal in value to the amount transferred from the variable investment account. However, since the loan account is part of the policy value, transfers made in connection with a loan will not change the policy value. Interest will be credited to amounts in the loan account at an effective annual rate of at least 4%. The excess of the loan interest charged (5.25%) over the loan interest credited rates will result in a net charge against the policy value with respect to any policy debt.
Effect of Loans on Cash Value and Death Benefit
A policy loan will have an effect on future policy values, since that portion of the policy value in the loan account will increase in value at the crediting interest rate rather than varying with the performance of the portfolios or increasing in value at the rate of interest credited for amounts allocated to the fixed account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the net cash surrender value. In addition, a policy loan may result in a policy’s failing to satisfy the No-Lapse Guarantee cumulative premium test since the policy debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the last-to-die of the lives insured, since the death benefit is reduced by the policy debt at the date of death in arriving at the insurance benefit.
Other Effects of Loans
Taking a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the loan account. When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your policy loan, there is not enough net cash surrender value to cover the policy charges, your policy could lapse.
The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a distribution from your policy because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states.

Loan Repayments
Policy debt may be repaid in whole or in part at any time prior to the death of the last-to-die of the lives insured, provided that the policy is in force. When a repayment is made, the amount is credited to the loan account and transferred to the fixed account or the variable investment accounts. Loan repayments will be allocated first to the fixed account, until the associated loan subaccount is reduced to zero, and then to each variable investment account in the same proportion as the value in the corresponding loan subaccount bears to the value of the loan account. Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

Other Benefits Available Under the Policy
In addition to the standard death benefits associated with your policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in the FEE TABLE.
STANDARD BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Dollar cost averaging
Under the dollar cost averaging program, you will
designate an amount that will be transferred
monthly from one variable investment account into
any other variable investment account or a fixed
account.
We reserve the right to cease to offer this program after written notice to you.
Asset allocation balancing
Under the asset allocation balancer program, you
will designate a percentage allocation of policy
value among variable investment accounts. We will
automatically transfer amounts among the variable
investment accounts at intervals you select
(annually, semi-annually, quarterly, or monthly) to
reestablish your chosen allocation.
We reserve the right to cease this program after written notice to you.

OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Term Rider
Provides an additional insurance amount which is
level term life insurance. The benefit of the Term
Insurance Rider is that the cost of insurance will
always be less than or equal to the cost of insurance
under the policy.
Unlike the death benefit under the policy, the death benefit under the Term Insurance Rider is not protected by the No-Lapse Guarantee after the second policy year and terminates at age 100.
Return of Premium Rider
Provides an additional death benefit payable upon
the death of the last-to-die of the lives insured. The
Return of Premium death benefit is equal to the
initial premium. Any subsequent premiums will
increase the Return of Premium death benefit at the
time of the premium payment by the amount of the
premium.

This benefit is available to you only if you elect
death benefit Option 1. Any partial withdrawal will
reduce the Return of Premium death benefit at the
time of withdrawal by an amount equal to the
withdrawal plus any applicable surrender charge
(except that the rider death benefit will not be
reduced to less than zero). The Return of Premium
Rider death benefit is not protected by the No-
Lapse Guarantee after the second policy year.

Optional Extended No- Lapse Guarantee Rider
Extends the No-Lapse Guarantee period to the
earlier of: (a) termination of the policy or the rider,
(b) subject to any applicable state limitations, the
number of years selected by you, and (c) the date
that the youngest of the lives insured has reached
attained age 100, or the date such person would
have reached attained age 100, if living.

In order for the Extended No-Lapse Guarantee
Rider to be applicable a cumulative premium test
must be satisfied. The rider may be terminated at
any time but cannot be reinstated once terminated.
The Extended No-Lapse Guarantee does not protect
the Term Rider.

More About Certain Optional Benefits
When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. You may request an example illustrating the operation of any of the following optional supplementary benefit riders by contacting the Service Office at 1-800-732-5543. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in your policy specifications. We may add to, delete from or modify the list of optional supplementary benefit riders.
• Term Rider. The policy may be issued with an optional Term Insurance Rider. The benefit of the Term Insurance Rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the policy. However, unlike the death benefit under the policy, the death benefit under the Term Insurance Rider is not protected by the No-lapse Guarantee after the second policy year and terminates at age 100.
• Return of Premium Rider. The policy may be issued with an optional Return of Premium Death Benefit Rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the last-to-die of the lives insured after we receive due proof of death. The Return of Premium Rider death benefit is calculated as follows: The Return of Premium Rider death benefit is equal to initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the rider death benefit will not be reduced to less than zero).
Cessation of Increases. Increases in the Return of Premium Rider death benefit coverage will cease at the earlier of:
• the policy anniversary coincident with or next following the date we receive your written request for cessation of any further increases;
• the beginning of the policy month coincident with or next following the date we approve your written request for a change to death benefit Option 2; or
• the date as of which monthly deductions cease and no further premiums may be paid in determining the amount of the Return of Premium Rider death benefit coverage.
Decreases in Coverage. The Return of Premium Rider death benefit may be decreased if requested by you. The decrease will take effect at the beginning of the policy month on or next following the date we approve the request. The Return of Premium Rider coverage will be reduced by the amount of the requested decrease. Decreases in the Return of Premium Rider death benefit are not subject to surrender charges.
Partial Withdrawals. If you make a written request for a partial withdrawal of net cash surrender value while this rider is in force, we will process the withdrawal so that it first reduces the amount of the Return of Premium Rider death benefit coverage. Any withdrawals will be subject to a pro-rata surrender charge. In addition, the Face Amount will be reduced by the amount by which the withdrawal plus the surrender charge exceeds the amount of the Return of Premium Rider death benefit.
No Lapse Guarantee. The No Lapse Guarantee provisions of the policy apply to the Return of Premium Death Benefit Rider for the first two policy years only.
• Optional Extended No-Lapse Guarantee Rider. In states where approved, an optional rider may be added to the policy that extends the No-Lapse Guarantee period to the earlier of: (a) termination of the policy or the rider, (b) subject to any applicable state limitations, the number of years selected by you and (c) the date that the youngest of the lives insured has reached attained age 100, or the date such person would have reached attained age 100, if living. (The rider may be terminated at any time but cannot be reinstated once terminated.) In order for the Extended No-Lapse Guarantee to be applicable a cumulative premium test must be satisfied. This test is described in the rider. The cost of the rider varies by issue age, sex, risk classification, smoking status and Face Amount and a change in the Face Amount of the policy may affect the cost of the rider. The Extended No-Lapse Guarantee does not protect the Term Rider.

Taxes
Tax Consequences of Owning a Policy
Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. This material does not constitute tax or legal advice and neither John Hancock USA nor any of its agents, employees or registered representatives are in the business of offering such advice.
Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do distribute any amount of your policy value, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Distributions for tax purposes include amounts received upon surrender or partial withdrawals and may include the charges for certain supplementary benefit riders as described below. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. Amounts you borrow are generally not taxable to you. If you use policy value to pay down a policy loan, the amount so applied will be treated as a distribution.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part.
Some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans.
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. We will monitor compliance with these standards. If we determine that a policy does not satisfy the definition of life insurance under section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If a person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not a person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals and reductions in face amount that result in a distribution that is required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 72(e) of the Code. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Effect on the Company’s Taxes
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Principal Risks of Investing in the Policy
Lapse Risk
If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e., “lapse”). For example, this can happen because you haven’t paid enough premium, because the performance of the variable investment or general account options you’ve chosen has been poor, or because of a combination of both factors. Since withdrawals and policy charges reduce your policy value, these also increase the risk of lapse. Policy loans also increase the risk of lapse. There is no guarantee that your policy will not lapse even if you pay your planned premium.
Investment Risk/Risk of Loss
The policy offers a number of variable investment accounts, as listed in the APPENDIX. The investment performance of any variable investment account may be good or bad, and you may lose money on amounts you invest in a policy. Your policy value will increase or decrease based on the investment performance of the variable investment accounts you’ve chosen. The variable investment accounts cover a broad spectrum of investment styles and strategies, some variable investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the portfolios. The death benefit may also increase or decrease with investment experience.
An investment in a policy is also subject to risks related to John Hancock USA, including that the obligations (including under the fixed account), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.
Transfer Risk
There is a risk that you will not be able to transfer your policy value from one variable investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment accounts. If you purchase certain supplementary benefit riders you will be subject to special transfer restrictions.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.
Early Surrender or Withdrawal Risk/ Not a Short-Term Investment
This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. There are surrender charges assessed if you surrender your policy in the first fifteen policy years. Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.
Tax Risks
In order for you to receive the tax benefits extended to life insurance under the Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring, which can have adverse tax consequences. If the policy were determined not to qualify as life insurance under the Code, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “tax-deferred inside build-up” that is a major benefit of life insurance.
There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and insured persons of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds (including surrender or withdrawal proceeds) under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.
Cybersecurity Risks
Our business and operations are highly dependent upon the effective operation of our computer systems and those of our third-party business partners. As a result, there are potential operational and information security risks associated with attack, damage, or unauthorized access to the technologies and systems on which our business depends. These risks include, among other things, the unauthorized access, theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying portfolios, intermediaries, and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, cyber-attacks may interfere with the processing of actions taken on your policy, including the processing of transactions and orders from our website or with the underlying portfolios, impact our ability to calculate unit values or an underlying portfolio to calculate a net asset value, or cause the release and possible destruction of confidential customer or business information. Cybersecurity risks may also impact the issuers of securities in which the underlying portfolios invest, which may cause the portfolios underlying your policy to lose value. While measures have been implemented that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying portfolios, or our service providers will not suffer losses affecting your policy due to cyber-attacks or information security breaches in the future.

Additional Information Regarding the Policy
Charges
Under the policies, we deduct the charges discussed immediately below under “Deductions from premium payments” and “Deductions from policy value.” Although the Fee Table in this prospectus provides disclosure about the maximum rates we are permitted to charge, we currently deduct some of the charges at less than those maximum rates. As a general matter, however, we also are permitted to increase or decrease the rate at which we are deducting any charge, provided that the rate can never exceed the maximum set forth in your policy (including in any applicable supplementary benefit rider) and as disclosed in the Fee Table. By contacting the John Hancock USA Service Office or your John Hancock USA representative at any time, you can obtain information about the then-current rate of any charges that are applicable to your particular circumstances and/or obtain a personalized illustration that will demonstrate the manner in which those specific current charges impact the values under your policy.
Deductions from premium payments.
Premium charge. A charge to help defray the expenses we incur in selling and distributing the policies, including agents’ commission, advertising, agent training and the printing of prospectuses and sales literature. A maximum premium charge of 15% is deducted from all premiums paid in policy years 1-10.
Deductions from policy value.
Administration charge. This charge will be equal to $0.175 per $1,000 of current Face Amount per policy month in the first policy year. The charge is paid to us and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy. This charge will cease when the youngest of the lives insured reaches attained age 100, or the date such person would have reached attained age 100, if living.
Cost of insurance charge. The monthly charge for the cost of insurance is paid to us and is determined by multiplying the applicable cost of insurance rate times the NAR at the beginning of each policy month. The cost of insurance rate and the NAR are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the NAR, if there have been increases in the Face Amount, the policy value shall first be considered a part of the initial Face Amount. If the policy value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred. The amount that we are at risk is affected by the death benefit option selected (Option 1 vs. Option 2), the death benefit amount (including any minimum death benefit) and the policy value, which is affected by, among other things, premium payments, investment performance and charges. The rates for the cost of insurance are blended and based upon the attained age, sex, and risk classification of the Lives Insured. Cost of insurance rates will generally increase with the age of each of the lives insured. The first year cost of insurance rate is guaranteed. This charge will cease when the youngest of the lives insured reaches attained age 100, or the date such person would have reached attained age 100, if living.
The cost of insurance rates reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of lives insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an additional rating applicable to the lives insured. After the first policy year, the cost of insurance will generally increase on each policy anniversary. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Tables.
Mortality and Expense risk charge. A monthly charge is assessed against the policy value equal to a percentage of the policy value. This charge will cease when the youngest of the lives insured reaches attained age 100, or the date such person would have reached attained age 100, if living. This charge is to compensate us for the mortality and expense risks we assume under the policy. The mortality risk assumed is that lives insured may live for a shorter period of time than we estimated. The expense risk assumed is that expenses incurred in issuing and administering the policy will be greater than we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy. The charge varies by policy year as follows:
Policy Year	Guaranteed Monthly Mortality and Expense Risks Charge*	Equivalent Annual Mortality and Risks Charge
1-15	0.10%	1.20%
16+	0.03%	0.30%
* Rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.
Supplementary benefit rider charges. A charge for any supplementary insurance benefits added to the policy by means of a rider. Maximum charges for the various riders are shown in the Fee Table above under “Transaction Fees” or “Periodic Charges Other than Annual Portfolio Expenses,” as appropriate. These charges are also specified in the rider’s provisions or the policy specifications. The charges that we currently apply to the Return of Premium Rider are less than the maximum charges and are subject to change; however, the current charges will never be more than the maximum charges shown. You can obtain information about the specific charges applicable to you from your John Hancock USA representative. This charge will cease when the youngest of the lives insured reaches attained age 100, or the date such person would have reached attained age 100, if living.
Loan interest rate. We will charge interest on any amount you borrow from your policy. The loan interest rate (Net) is equal to the rate of interest charged on the policy loan less the interest credited to the loan account and is guaranteed not to exceed 1.25%.
Transfer fee. A charge of $25 will be imposed on each transfer in excess of twelve in a policy year, other than transfers made pursuant to the DCA or asset allocation balancer programs.
Surrender charge. A charge we deduct if upon withdrawal, surrender or policy lapse within the first fifteen policy years. The surrender charge, together with a portion of the premium charge, is to compensate us for some of the expenses it incurs in selling and distributing the policies, including agents’ commission, advertising, agent training and the printing of prospectuses and sales literature. The surrender charge amount is determined by a formula that is set out in your policy and is impacted by the lives insured’s ages, premiums paid under the policy, Face Amount and policy duration. Under the formula, the surrender charge initially is a dollar amount that is set for the in the policy specifications and that, subject to certain other downward adjustments specified in the formula, decreases each month until it becomes zero at the end of the fifteenth policy year.
Charges at the portfolio level. The portfolios must pay investment management fees and other operating expenses from portfolio assets. These fees and expenses are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any variable investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year. See APPENDIX.
Additional Information About How Certain Policy Charges Work
The premium and surrender charges help to compensate us for the cost of selling our policies. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium, surrender and Base Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administration charge may also be recovered from such other sources. We also may make a profit from any charge and can use any such profits to defray any of our expenses under the policies or for any other proper corporate purpose.
Unless otherwise allowed by us and specified by you, we deduct the monthly deductions from your policy’s variable investment accounts and any fixed account in proportion as the policy value in each bears to the net policy value. The net policy value is the policy value less the value in the loan account.

Other Charges We Could Impose in the Future
Except for a portion of the premium charge, we currently make no specific charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Separate Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.
Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.
Our right to increase any charge up to the maximum rate shown in the policy specifications applies to then outstanding policies, as well as to policies issued after the increase.
Commissions Paid to Dealers
We pay compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. The compensation paid to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 8% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 10% in any policy year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information (the “SAI”).
Lapse and Reinstatement
Lapse. Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. See “Premium Due Dates” above.
Reinstatement. You can reinstate a policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:
• All lives insured’s risk classifications are standard or preferred, and

• All lives insured’s attained ages are less than 46.
You can reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:
• Evidence satisfactory to us is provided of insurability of the lives insured or the survivor who was insured at the end of the grace period;
• A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the next two monthly deductions;
• The policy cannot be reinstated if any of the Lives Insured die after the policy has terminated.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any net premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.
Variations
Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy, and certain riders and options may not be available due to state insurance laws or restrictions in the state in which the policy is issued. You should refer to your policy for these state specific features.
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies, subject to the maximum charges described in this prospectus. For example, with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges or feature or benefit enhancement will be reasonable and will apply uniformly to all prospective policy investors in the class and will not unfairly discriminate against any owner.
Policy or Separate Account Changes
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:
• Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
• Adding or removing fixed accounts or variable investment accounts
• Combining variable investment accounts
• Closing the variable investment accounts to new allocations or transfers
• Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.
We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
When We Pay Policy Proceeds
As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.
We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
We may delay for up to six months the payment from the fixed account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, we may delay payment during any period during which (i) the New York Stock Exchange (“NYSE”) is closed for trading (except for normal weekend and holiday closings), (ii) trading on the NYSE is restricted, (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

General Description of Registrant, Depositor and Portfolios
Depositor
Your policy is issued by John Hancock Life Insurance Company (U.S.A.), 200 Berkeley St., Boston, MA 02116.
Registrant
The “registrant” of the policies with the SEC is the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law (the “Separate Account”). Each subaccount of the Separate Account invest its assets in one of the portfolios shown in the APPENDIX.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any obligations of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. All obligations under the policies (including under any fixed account options), guarantees, or benefits are obligations of John Hancock USA and are subject to its claims paying ability.
We normally compute policy values for each business day as of the close of the NYSE on that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the SEC and applicable regulations. Over time, the amount you’ve invested in any variable investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding portfolio and had reinvested all of that portfolio’s dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Charges at the portfolio level.”
Portfolios
Information regarding each portfolio, including (i) its name; (ii) its investment objective; (iii) its investment adviser and any sub- investment adviser; (iv) current expenses; and (v) performance is available in the APPENDIX to this prospectus. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. You can obtain the prospectus (hard copy or electronic) and additional information about any portfolio, at the addresses or phone number set forth in the first paragraph of the APPENDIX. On each business day, shares of each series are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the NYSE is open for trading.
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid. We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Voting Portfolio Shares
We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares and other shares for which we receive no instructions) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in separate accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote. The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.
We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions.
We determine the number of a portfolio’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s variable investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote.
Legal Proceedings
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Financial Statements
The financial statements of the Separate Account, as well as the consolidated financial statements of John Hancock USA are in the SAI. The financial statements of John Hancock USA have relevance for the policies only to the extent that they bear upon its ability to meet its obligations under the policies. You may request an SAI by contacting our Service Office at a phone number or address shown on the back cover of this prospectus.

Appendix: Portfolios Available Under The Policy
The following is a list of portfolios available under the policies. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. You can find the prospectuses and other information about the portfolios at dfinview.com/JohnHancock/TAHD/SVUL. You can also request this information at no cost by calling 1-800-732-5543 or by sending an email request to life_and_annuities_prospectuses@jhancock.com.
The current expenses and performance information below reflect fees and expenses of the portfolios, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24) (%)
			1-Year	5-Year	10-Year
To approximate the aggregate total return of a broad-based U.S. domestic equity market index.	500 Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.25%*	24.67	14.23	12.81
To seek income and capital appreciation.	Active Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.70%*	2.25	0.28	1.90
To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Asset Allocation Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.91%*	16.02	7.93	7.93
To seek to provide long-term growth of capital.	American Global Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.06%*	13.20	9.33	10.32
To seek to provide growth of capital.	American Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.96%*	31.09	18.39	16.15
To seek to provide long-term growth of capital and income.	American Growth-Income Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.91%	23.71	12.59	11.80
To seek to provide long-term growth of capital.	American International Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.16%*	2.79	0.85	3.63
To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.81%*	35.65	14.54	14.82
Appendix-1

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24) (%)
			1-Year	5-Year	10-Year
To seek long-term growth of capital.	Capital Appreciation Trust - Series I John Hancock Variable Trust Advisers LLC/Jennison Associates LLC	0.79%*	30.81	17.61	16.14
To seek long-term capital appreciation.	Capital Appreciation Value Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.93%*	12.33	10.17	10.25
To seek total return consisting of income and capital appreciation.	Core Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Allspring Global Investments, LLC	0.67%*	1.48	-0.26	1.26
To seek long-term capital appreciation.	Disciplined Value Emerging Markets Equity Trust - Series I John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	1.04%*	-2.48	2.70	3.33
To seek long-term growth of capital.	Disciplined Value International Trust - Series I John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.83%	-0.38	5.85	4.39
To provide substantial dividend income and also long-term growth of capital.	Equity Income Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.76%*	11.67	8.37	8.23
To seek growth of capital.	Financial Industries Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.93%*	30.23	9.41	9.00
To seek long-term growth of capital.	Fundamental All Cap Core Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.75%*	24.16	16.10	13.66
To seek long-term capital appreciation.	Fundamental Large Cap Value Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.77%*	16.98	14.10	10.80
To seek long-term capital appreciation.	Global Equity Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.93%*	10.47	7.88	5.85
Appendix-2

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24) (%)
			1-Year	5-Year	10-Year
To seek long-term capital appreciation.	Health Sciences Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.89%*	1.78	5.45	8.06
The fund seeks high current income. Capital appreciation is a secondary goal.	High Yield Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.66%*	8.95	3.65	4.40
To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.	International Equity Index Trust - Series I John Hancock Variable Trust Advisers LLC/SSGA Funds Management, Inc.	0.39%*	4.91	3.83	4.64
To seek long-term capital appreciation.	International Small Company Trust - Series I John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	1.06%	3.07	3.35	5.27
To provide a high level of current income consistent with the maintenance of principal and liquidity.	Investment Quality Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.75%	2.00	-0.03	1.60
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Lifestyle Balanced Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.69%	8.52	5.18	5.62
To seek long-term growth of capital. Current income is also a consideration.	Lifestyle Growth Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.66%	11.31	7.20	7.22
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.80%	9.36	3.05	4.30
To seek current income and growth of capital, while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Conservative Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.79%	3.60	-0.08	2.23
Appendix-3

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24) (%)
			1-Year	5-Year	10-Year
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Growth Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.82%	11.95	3.80	4.65
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Moderate Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.80%	8.16	2.58	4.04
To seek long-term growth of capital.	Mid Cap Growth Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.93%*	25.14	10.70	11.36
Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.	Mid Cap Index Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.45%*	13.37	9.87	9.20
To seek long-term capital appreciation.	Mid Value Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.00%*	16.24	12.43	9.84
To obtain maximum current income consistent with preservation of principal and liquidity.	Money Market Trust** - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.33%*	4.97	2.24	1.53
To seek maximum total return, consistent with preservation of capital and prudent investment management.	Opportunistic Fixed Income Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.94%*	-0.32	1.35	1.90
To seek to achieve a combination of long- term capital appreciation and current income.	Real Estate Securities Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.81%	10.71	4.38	6.08
To seek long-term growth of capital. Current income is incidental to the fund’s objective.	Science & Technology Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.04%*	37.90	18.58	18.04
To seek income and capital appreciation.	Select Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.65%*	1.83	-0.02	1.50
Appendix-4

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24) (%)
			1-Year	5-Year	10-Year
To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.	Short Term Government Income Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.72%*	2.66	0.34	0.77
To seek long-term capital appreciation.	Small Cap Core Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.92%*	5.93	5.00	5.90
Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.	Small Cap Index Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.53%*	10.84	6.95	7.42
To seek long-term capital appreciation.	Small Cap Opportunities Trust - Series I John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP and GW&K Investment Management, LLC	0.88%*	8.58	10.68	8.50
To seek long-term capital appreciation.	Small Cap Stock Trust - Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.12%*	11.64	6.49	7.77
To seek long-term growth of capital.	Small Company Value Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.19%*	10.20	6.38	7.56
To seek a high level of current income.	Strategic Income Opportunities Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.78%*	3.10	1.76	2.59
Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index.	Total Stock Market Index Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.56%*	23.48	13.27	11.87
The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Ultra Short Term Bond Trust - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.67%*	4.97	1.92	1.52
* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.
** This Portfolio is no longer accepting premium payments .
Appendix-5

JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 372 University Ave, Suite #55979 Westwood, MA 02090	Life Post Issue John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:
1-800-732-5543
In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock USA and the Separate Account. The SAI is incorporated by reference into this prospectus and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. You can view the SAI and other information about your Policy at dfinview.com/JohnHancock/TAHD/SVUL. The SAI may also be obtained, without charge, by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
Reports and other information about the Separate Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by submitting an electronic request to the following email address: publicinfo@sec.gov.
1940 Act File No. 811-4834—1933 Act File No. 333-100597
EDGAR Contract Identifier No. C000027515

Statement of Additional Information
dated April 28, 2025
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”) relating to the following variable life insurance and variable universal life insurance policies issued by John Hancock USA and providing for allocation of premiums and policy values to the John Hancock Life Insurance Company (U.S.A.) Separate Account A:
Name of Policy (and SEC EDGAR Identifier #)	Name of Policy (and SEC EDGAR Identifier #)
Accumulation SVUL (C000049287)	Majestic Survivorship Variable Universal Life 2020 (C000219142)
Accumulation Survivorship Variable Universal Life 2020 (C000219141)	Majestic VCOLIX (C000070692)
Accumulation Variable Universal Life (C000027512)	Majestic VULX (C000067661)
Accumulation Variable Universal Life 08 (C000069364)	Protection SVUL (C000049286)
Accumulation Variable Universal Life 2014 (C000141200)	Protection Variable Universal Life (C000027516)
Accumulation Variable Universal Life 2019 (C000215816)	Protection Variable Universal Life 09 (C000076060)
Accumulation Variable Universal Life 2021 (C000227597)	Protection Variable Universal Life 2012 (C000113133)
Accumulation Variable Universal Life 2021 Core (C000237559)	Protection Variable Universal Life 2017 (C000190824)
Accumulation Variable Universal Life 2025 (C000255264)	Protection Variable Universal Life 2021 (C000222896)
Accumulation Variable Universal Life 2025 Employer Market (C000255265)	Protection Variable Universal Life 2023 (C000238482)
EPVUL (C000027511)	Simplified Life (C000142067)
Majestic Accumulation Variable Universal Life 2019 (C000215817)	SPVL (C000027514)
Majestic Accumulation Variable Universal Life 2021 (C000227598)	Survivorship VUL (C000027515)
Majestic Performance Variable Universal Life (C000027517)	VUL Accumulator (C000027510)
Majestic Survivorship VULX (C000062401)	VUL Protector (C000027513)
This Statement of Additional Information is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-732-5543.

Page No.
Financial statements	4

General Information and History
Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.). The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law on December 4, 2001. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
Separate Account A’s subaccounts are made available as the variable investment accounts under variable life insurance and variable universal life insurance policies issued by John Hancock USA. New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Audit services are provided by Ernst & Young LLP, independent registered public accounting firm. Ernst & Young LLP’s address is 200 Clarendon Street, Boston, Massachusetts, 02116.
Underwriters
Principal Underwriter
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company wholly owned by John Hancock Life Insurance Company (U.S.A.), is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
Offering and Commissions
We offer the policies for sale, on a continuous basis, through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2024, 2023, and 2022, was $133, 941,360, $100,002,438, and $110,625,049, respectively. JH Distributors did not retain any of these amounts during such periods.
3

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Other Payments
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
• Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
• Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
• Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information
Sales Load
We expect to recover our total sales expenses over the life of the policies through policy charges, including the premium, surrender and face amount charges. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year, and to the extent that the premium, surrender and face amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets.
Underwriting Procedures
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning the insured person's age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
Financial statements
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, incorporated in this SAI by reference to report on Form N-VPFS filed April 11, 2025, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon, and are incorporated by reference in reliance upon such report given on the authority of such firm as experts in auditing and accounting.
The financial statements of JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT A (File No. 811-04834) as of December 31, 2024, and for the two years in the period then ended, incorporated in this SAI by reference to report on Form N-VPFS filed April 11, 2025, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, and are incorporated by reference in reliance upon such report given on the authority of such firm as experts in auditing and accounting.
4

PART C
OTHER INFORMATION
Item 30. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, filed herewith.
(d) Form of Specimen Flexible Premium Variable Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 17, 2002.
Form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152406, filed with the Commission in April 2010.
(e)(1) Specimen Application for Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 7, file number 33-52310, filed with the Commission on April 26, 1996.
(2) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 9, file number 33-52310, filed with the Commission on April 26, 1996.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h) (1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission April 28, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 17, 2002.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.
(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to pre-effective amendment no. 1, file number 333-100597, filed December 17, 2002.
(r) Not Applicable.
Powers of Attorney
(i) Powers of Attorney for Emanuel Alves, Paul M. Connolly, Nora Newton Crouch, Thomas Edward Hampton, J. Stephanie Nam, Ken Ross, Rex Schlaybaugh, Jr., Colin Simpson, Brooks Tingle, Simonetta Vendittelli, Shamus Weiland, and Henry H. Wong, incorporated by reference to Post-Effective Amendment No. 3, File No. 333-254210, filed with the Commission on April 21, 2023.
(ii) Power of Attorney for Simonetta Vendittelli, incorporated by reference to Post-Effective Amendment No. 4, File No. 333-254210, filed with the Commission on August 31, 2023.
(iii) Power of Attorney for Aimee DeCamillo, incorporated by reference to Post-Effective Amendment No. 8, File No. 333-236447, filed with the Commission on June 25, 2024.
(iv) Power of Attorney for Dara Gough, incorporated by reference to Post-Effective Amendment No. 8, File No. 333-236447, filed with the Commission on June 25, 2024.

Item 31. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.):
Name and Principal Business Address	Position with Depositor
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Chair, Director, President & Chief Executive Officer
Nora N. Crouch 804 Pepper Avenue Richmond, VA 23226	Director
Aimee DeCamillo 200 Berkeley St. Boston, MA 02116	Director, Executive Vice President, & Global Head of Retirement
Dara Gough 200 Berkeley St. Boston, MA 02116	Director, Vice President
Thomas E. Hampton 5207 2nd Street NW Washington, DC 20011	Director
J. Stephanie Nam 129 State Street Portsmouth, NH 03801	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director, Vice President
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director, Vice President, & Chief Investment Officer
Executive Vice Presidents
Andrew G. Arnott**	Global Head of Institutional
Senior Vice Presidents
John Addeo**	Global Fixed Income Chief Investment Officer
John C.S. Anderson**	Global Head of Corporate Finance and Infrastructure
Peter Chung*	Global Head of Corporate Development
Kevin J. Cloherty**	Deputy General Counsel, Global Markets
Jackie Collier**	GWAM Chief Compliance Officer
Mike Dallas**	Global Head of Employee Experience
Kristie Feinberg*	Head of Retail
Maryscott Greenwood**	Global Head of Regulatory & Public Affairs
Len van Greuning*	Chief Information Officer MIM
Anne Hammer*	Global Chief Communications Officer
Lindsay Hanson*	US Chief Marketing Officer
Hector Martinez*	Head of US Insurance
John B Maynard**	Deputy General Counsel, Legacy, Reinsurance & Tax
Joelle Metzman**	GWAM Chief Risk Officer
Sinead O’Connor*	Deputy Chief Actuary
Wayne Park*	Head of US Retirement
Gerald Peterson**	Global Head of Operations, GWAM
Nicole Rafferty***	Global Head of Contact Centers
Susan Roberts*	Head of LTC Customer Care Transformation

Name and Principal Business Address	Position with Depositor
Ian Roke**	Global Head of Asset & Liability Management
Thomas Samoluk**	US General Counsel and US Government Relations
Anthony Teta*	US Head of Inforce Management
Nathan Thooft**	Global MAST Chief Investment Officer
Anne Valentine-Andrews***	Global Head of Private Markets
Blake Witherington**	US Chief Credit Officer
Leo Zerilli**	Head of Wealth
Vice Presidents
Mark Akerson*
Jay Aronowitz**
Kevin Askew**
William Auger*
Jack Barry*
P.J. Beltramini*
Zahir Bhanji***
Alexander Beoglin**
Jon Bourgault**
J.J. Bowman*
Paul Boyne**
James Brandell*
Ian B. Brodie**
Ted Bruntrager*	Chief Compliance Officer & Chief Risk Officer
Grant Buchanan***
Ginger Burns**
Brendan Campbell*
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Alex Catterick****
Ken K. Cha*
Diana Chan***	Head of Treasury Operations
Christopher M. Chapman**
Sheila Chernicki*
Eileen Cloherty*	Chief Accounting Officer & Controller
Maggie Coleman***
Catherine Z. Collins**
Doug Comer*
Meredith Comtois*
Thomas D. Crohan**
Susan Curry**
Ken D’Amato**
Michelle M. Dauphinais*
Frederick D Deminico**
Susan P Dikramanjian**
William D Droege**
Jeffrey Duckworth**
Marc Feliciano**
Katie M. Firth**
Lauren Marx Fleming**
Philip J. Fontana**
Laura Foster***
Matthew Gabriel*
Paul Gallagher**
Melissa Gamble**
Scott B. Garfield**
Marco Giacomelli***
Jeffrey N. Given**
Thomas C. Goggins**

Name and Principal Business Address	Position with Depositor
Howard C. Greene**
Erik Gustafson**
Neal Halder*
Ryan M Hanna***
Richard Harris***	Appointed Actuary
Jessica Harrison***
John Hatch*	Chief Operations Officer – US Segment
Justin Helferich***
Michael Hession*
Philip Huvos*
Sesh Iyengar**
Gillian Kelley*
Geoffrey Grant Kelley**
Recep C. Kendircioglu**
Neal P. Kerins*
Brian J Kernohan***
Michael P King***
Heidi Knapp**
Hung Ko***
Robert Krempus***
Diane R. Landers**
Michael Landolfi**
Tracy Lannigan**	Counsel and Corporate Secretary
Peter Lathrop*
Jessica Lee***
Eric Lippart***
Hua Liu***
Scott Lively**
David Loh***
Jennifer Lundmark*
Patrick MacDonnell**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Katie L. McKay**
Eric S. Menzer**
Stella Mink***
Michelle Morey*
Catherine Murphy*	Deputy Appointed Actuary
Richard Myrus**
Lisa Natalicchio*
Jeffrey H. Nataupsky**
Scott Navin**
Jeffrey Packard**
Pragya Pandit*
Onay Payne***
Gary M. Pelletier**
David Pemstein**
Joanne Pietrini Smith*
Jessica Portelance***
Jason M. Pratt**
Peta-Gaye M Prinn**
Ed Rapp**
Todd Renneker**
Chet Ritchie*
Emily Roland**
Josephine M. Rollka*
Timothy A Roseen**

Name and Principal Business Address	Position with Depositor
Barbara H. Rosen-Campbell**
Caryn Rothman**
Devon Russell*
Ryan Sample**
Sandy Sanders**
Jeffrey R. Santerre**
Marcia Schow**
Christopher L. Sechler**
Garima Vijay Sharma***
Estelle Shaw-Latimer***
Thomas Shea**
Lisa Shepard**
Alex Silva*	Chief Financial Officer
Susan Simi**
Brittany Straughn*
Katherine Sullivan**
Trevor Swanberg**
Robert E. Sykes, Jr.**
Wilfred Talbot*
Gary Tankersley*
Michelle Taylor-Jones*
Brian E. Torrisi**
Gina Goldych Walters**
Adam Weigold**
Jonathan T. White**
Charles J. Wiegersma*
Bryan Wilhelm*
Karin Wilsey**
Adam Wise**
Jeffrey Wolfe**
Thomas Zakian**
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

Item 33. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
Rick Carlson**	Vice President, US Taxation
Gary Tankersley*	Director, Chair, President and Chief Executive Officer
Alex Silva*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Vice President, Corporate Secretary
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 35. Location of Accounts and Records
The information required by this item is included in the most recent Form N-CEN filed with the SEC by the Separate Account.
Item 36. Management Services
All management services contracts are discussed in Part A or Part B.
Item 37. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 21st day of April, 2025.
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: *____________________
Brooks Tingle
Chair, President, and Chief Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: *____________________
Brooks Tingle
Chair, President, and Chief Executive Officer

/s/Michael A. Ramirez Michael A. Ramirez, as Attorney-In-Fact

*Pursuant to Power of Attorney

Signatures
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of the 21st day of April, 2025.
Signatures	Title
* Brooks Tingle	Chair, President, and Chief Executive Officer
* Alex Silva	Chief Financial Officer
* Eileen Cloherty	Chief Accounting Officer and Controller
* Nora N. Crouch	Director
* Aimee DeCamillo	Director
* Dara Gough	Director
* Thomas E. Hampton	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Shamus Weiland	Director
* Henry H. Wong	Director
/s/Michael A. Ramirez Michael A. Ramirez, as Attorney-In-Fact

*Pursuant to Power of Attorney